SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Aptevo Therapeutics Inc.

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APTEVO THERAPEUTICS INC.

2401 4th Ave. Suite 1050

Seattle, Washington 98121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 31, 2017

Dear Aptevo Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Aptevo Therapeutics Inc., a Delaware corporation (the “Company”). The meeting will be held on Wednesday, May 31, 2017 at 9:00 a.m. PDT, at World Trade Center Seattle located at 2200 Alaskan Way, Seattle, WA 98121 for the following purposes:

1.         To elect the Board’s nominees, Zsolt Harsanyi, Ph.D. and Barbara Lopez Kunz, to the Board of Directors to hold office until the 2020 Annual Meeting of Stockholders.

2.         To approve the amendment and restatement of the Company’s 2016 Stock Incentive Plan to, among other things, increase the number of authorized shares issuable by 1,275,000 shares.

3.         To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2017.

4.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is March 31, 2017. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Shawnte Mitchell
Secretary, Vice President and General Counsel

Seattle, WA

April 14, 2017

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy mailed to you, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

APTEVO THERAPEUTICS INC.

2401 4th Ave. Suite 1050

Seattle, Washington 98121

PROXY STATEMENT

FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

To be held on May 31, 2017

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board”) of Aptevo Therapeutics Inc. (sometimes referred to as the “Company,” “Aptevo,” “we,” “us” or “our”) is soliciting your proxy to vote at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 14, 2017 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after April 24, 2017.

How do I attend the Annual Meeting?

The meeting will be held on Wednesday, May 31, 2017 at 9:00 a.m. PDT at World Trade Center Seattle located at 2200 Alaskan Way, Seattle, WA 98121. For directions to the Annual Meeting, please call us at 206-859-6628. Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on March 31, 2017 will be entitled to vote at the Annual Meeting. On this record date, there were 21,003,766 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on March 31, 2017 your shares were registered directly in your name with the Company’s transfer agent, Broadridge Financial Solutions, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on March 31, 2017 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

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What am I voting on?

There are three matters scheduled for a vote:

•	Election of two directors;
•	Approval of the amendment and restatement of the Company’s 2016 Stock Incentive Plan to, among other things, increase the number of authorized shares issuable by 1,275,000 shares; and
•	Ratification of selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent registered public accounting firm of the Company for the year ending December 31, 2017.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy over the telephone, or vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.
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To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. EST on May 30, 2017 to be counted.

•

To vote through the internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m. EST on May 30, 2017 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

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How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of March 31, 2017.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card by telephone, through the internet, or in person at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of various national and regional securities exchanges, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposals 1 or 2 without your instructions, but may vote your shares on Proposal 3 even in the absence of your instruction.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all two nominees for director; “For” the approval of the amendment and restatement of the Company’s 2016 Stock Incentive Plan to, among other things, increase the number of authorized shares issuable by 1,275,000 shares; and “For” the ratification of selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent registered public accounting firm of the Company for the year ending December 31, 2017. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors, employees and The Proxy Advisory Group, LLC may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. The Proxy Advisory Group, LLC will assist in the solicitation of proxies and related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $14,000 in total. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes.   You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet.

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•	You may send a timely written notice that you are revoking your proxy to Aptevo’s Corporate Secretary at 2401 4th Ave. Suite 1050, Seattle, Washington 98121.

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 15, 2017, to Aptevo’s Corporate Secretary at 2401 4th Ave. Suite 1050, Seattle, Washington 98121. A proposal must satisfy the rules and regulations of the SEC and the additional requirements of our bylaws to be eligible for inclusion in the proxy statement for that meeting. A stockholder may present a proposal that is a proper subject for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. To do so, the stockholder must comply with the procedures set forth in the company’s bylaws. The bylaws require that a stockholder who intends to present a proposal at an annual meeting of stockholders submit the proposal to the Corporate Secretary not fewer than 90 and not more than 120 days before the anniversary of the date of the previous year’s annual meeting. Therefore, to be eligible for consideration at the 2018 annual meeting, such a proposal and any nominations for director must be received by the Corporate Secretary between January 31, 2018 and March 2, 2018; provided however, that if our 2018 Annual Meeting of Stockholders is held before May 1, 2018 or after July 30, 2018, then the proposal must be received no earlier than the close of business of the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. This advance notice period is intended to allow stockholders an opportunity to consider all business and nominees expected to be considered at the meeting. Any such proposal received after this date may be considered untimely and may be excluded.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes and with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for each of Proposals 2 and 3 and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

For the election of directors, the two nominees receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” or “Withheld” will affect the outcome. Broker non-votes will have no effect.

To be approved, Proposal No. 2, approval of the amendment and restatement of the Company’s 2016 Stock Incentive Plan to, among other things, increase the number of authorized shares issuable by 1,275,000 shares must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you mark your proxy to “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

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To be approved, Proposal No. 3, ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017, must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 21,003,766 shares outstanding and entitled to vote. Thus, the holders of 10,501,884 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

5.

PROPOSAL 1

ELECTION OF DIRECTORS

Aptevo’s Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board presently has seven members. There are two directors in the class whose term of office expires in 2017. Each of the nominees listed below is currently a director of the Company and was previously elected by Emergent BioSolutions Inc. (“Emergent”) as the sole stockholder of Aptevo. If elected at the Annual Meeting, each of these nominees would serve until the 2020 annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is the Company’s practice that directors and nominees for director attend our annual stockholder meetings. Because we completed our spin-off from Emergent in August 2016, we did not hold an annual meeting of stockholders in 2016.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected.

The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting, as of May 31, 2017.

NAME	AGE	PRINCIPAL OCCUPATION/ POSITION HELD WITH THE COMPANY

Fuad El-Hibri	58	Chairman
Marvin L. White	55	Director, Chief Executive Officer
Daniel J. Abdun-Nabi	62	Director
Grady Grant, III	61	Director
Zsolt Harsanyi, Ph.D.	73	Director
Barbara Lopez Kunz	59	Director
John E. Niederhuber, M.D.	78	Lead Independent Director

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2020 ANNUAL MEETING

Zsolt Harsanyi, Ph.D. Mr. Harsanyi has served as a member of our Board since August 2016, following our spin-off from Emergent, a biopharmaceutical company. Mr. Harsanyi has served on the board of directors of Emergent since August 2004 and as chairman of the board of N-Gene Research Laboratories, Inc., a privately-held biotechnology company, since March 2011. Prior to that, Mr. Harsanyi served as chief executive officer and chairman of the board of directors of Exponential Biotherapies Inc., a private biotechnology company, from December 2004 to February 2011. Mr. Harsanyi served as president of Porton International plc, or Porton International, a pharmaceutical and vaccine company, from January 1983 to December 2004. Mr. Harsanyi was a founder of Dynport Vaccine Company LLC in September 1996. Prior to joining Porton International, Mr. Harsanyi was vice president of corporate finance at E.F. Hutton, Inc. Previously, Mr. Harsanyi directed the first assessment of biotechnology for the U.S. Congress’ Office of Technology Assessment, served as a consultant to the President’s Commission for the Study of Ethical Problems in Medicine and Biomedical and Behavioral Research and was on the faculties of Microbiology and Genetics at Cornell Medical College. Mr. Harsanyi received his bachelor degree from Amherst College and his Ph.D. in genetics from Albert Einstein College of Medicine. The Board believes Mr. Harsanyi is qualified to serve on Aptevo’s Board because of his industry experience, including his senior executive and financial positions and his experience as audit committee chair of various public company board of directors.

Barbara Lopez Kunz Ms. Kunz has served as a member of our Board since August 2016, following our spin-off from Emergent. Ms. Kunz is currently the Global Chief Executive of the Drug Information Association, a private health care products company. From January 2007 to March 2013, she worked as President of Health and Life Sciences at Battelle Memorial Institute, a private nonprofit applied science and technology development company. From August 2003 to December 2007, she worked as Senior VP/GM for Thermo Fisher Scientific’s Fisher

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Biosciences and led the Latin America regional business from January 2000 to July 2003 at Uniqema, a private company acquired by Croda International plc in 2006. Ms. Kunz earned bachelor degrees in both biology and chemistry from Thiel College, an MBA from Cleveland State University and an MS in polymer science from the University of Akron. The Board believes that Ms. Kunz is qualified to serve on Aptevo’s Board because of her extensive leadership experience, her business acumen and knowledge of the healthcare industry.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2018 ANNUAL MEETING

Daniel J. Abdun-Nabi Mr. Abdun-Nabi has served as a member of our Board since August 2016, following our spin-off from Emergent. Mr. Abdun-Nabi is the President and Chief Executive Officer of Emergent, a position he has held since April 2012. He has also served as a director of Emergent since May 2009. From May 2007 to March 2012, Mr. Abdun-Nabi served as Emergent’s president and chief operating officer. Mr. Abdun-Nabi previously served as Emergent’s corporate secretary from December 2004 to January 2008, Emergent’s senior vice president, corporate affairs and general counsel from December 2004 to April 2007 and Emergent’s vice president and general counsel from May 2004 to December 2004. Mr. Abdun-Nabi served as general counsel for IGEN International, Inc., a biotechnology company, and its successor BioVeris Corporation, from September 1999 to May 2004. Prior to joining IGEN, Mr. Abdun-Nabi served as senior vice president, legal affairs, general counsel and secretary of North American Vaccine, Inc., a private vaccine company acquired by Baxter International Inc. in 2000. Mr. Abdun-Nabi earned a bachelor degree in political science from the University of Massachusetts Amherst, a J.D. from the University of San Diego School of Law and an LLM from Georgetown University Law Center. The Board believes that Mr. Abdun-Nabi is qualified to serve on Aptevo’s Board because of his extensive experience and knowledge of the biotechnology industry and Aptevo products.

Grady Grant, III Mr. Grant has served as a member of our Board since August 2016, following our spin-off from Emergent. Mr. Grant is the Vice President of Medical Sales for Mead Johnson Nutrition, a public company focused on pediatric nutrition. He has held this position since December 2011, preceded by 30 years of service at Eli Lilly and Company which includes his service as Vice President of Sales Neuroscience from January 2006 to December 2011. Mr. Grant earned a bachelor degree in pharmaceutical science from Temple University. The Board believes that Mr. Grant is qualified to serve on Aptevo’s Board because of his knowledge of the pharmaceutical industry and marketed products.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2019 ANNUAL MEETING

Fuad El-Hibri Mr. El-Hibri has served as the Chairman of our Board since August 2016, following our spin-off from Emergent. Mr. El-Hibri is the founder and Executive Chairman of the board of directors of Emergent. Mr. El-Hibri has served as the executive chairman of Emergent’s board of directors since April 2012. From June 2004 to March 2012, Mr. El-Hibri served as chief executive officer and chairman of Emergent’s board of directors. Mr. El-Hibri previously served as president of Emergent from March 2006 to April 2007. Mr. El-Hibri served as chief executive officer and chairman of the board of directors of BioPort Corporation, or BioPort, from May 1998 until June 2004, when, as a result of Emergent’s corporate reorganization, BioPort became a wholly-owned subsidiary of Emergent and was subsequently renamed Emergent BioDefense Operations Lansing Inc. Mr. El-Hibri is chairman of East West Resources Corporation, a venture capital and business consulting firm, a position he has held since June 1990. He served as president of East West Resources from September 1990 to January 2004. Mr. El-Hibri earned a bachelor degree with honors in economics from Stanford University and a masters degree in public and private management from Yale University. Mr. El-Hibri brings an important perspective to Aptevo and the Board believes Mr. El-Hibri is qualified to serve on Aptevo’s Board due to his experience in the biotechnology industry, his familiarity with the Aptevo technology and his overall business acumen.

Marvin L. White Mr. White has served as our President, Chief Executive Officer and as a member of our Board since August 2016, following our spin-off from Emergent. Mr. White served as a director of Emergent from June 2010, until his resignation from the Emergent board of directors in May 2016. Since April 2014, Mr. White has served as president and chief executive officer of The MLW Advisory Group, LLC, a management advisory company targeting the needs of healthcare and related companies. From 2008 to March 2014, Mr. White served as system vice president and chief financial officer of St. Vincent Health, and was responsible for finance, materials management, accounting, patient financial services and managed care for all 19 hospitals and 36 joint ventures. Prior

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to joining St. Vincent Health in 2008, Mr. White was executive director and chief financial officer of LillyUSA, a subsidiary of Eli Lilly and Company, where he also held leadership positions in Corporate Finance and Investment Banking in the Corporate Strategy Group. He serves on the boards of CoLucid Pharmaceuticals, Inc., a public pharmaceutical company, WP Glimcher Inc., a public retail real estate investment trust, and OneAmerica Financial Insurance Partners, Inc., a private insurance and financial services company. Mr. White earned a bachelor degree from Wilberforce University and his MBA degree from Indiana University. Mr. White’s tenure as chief executive officer of Aptevo and director of Emergent provides valuable management and leadership experience. In addition, Mr. White provides crucial insight to the Board on company strategic planning and operations. For these reasons, the Board believes Mr. White is qualified to serve on Aptevo’s Board.

John E. Niederhuber, M.D. Dr. Niederhuber has served on our Board and as our lead independent director since August 2016, following our spin-off from Emergent. Dr. Niederhuber is the founder, Executive Vice President, and Chief Executive Officer of the Inova Translational Medicine Institute, a not-for-profit genomics research institute. Dr. Niederhuber served as a director of Emergent from August 2010, until his resignation from the Emergent board of directors in May 2016. He previously served as the director of the National Cancer Institute (NCI), the National Institutes of Health from 2006 to 2010. Dr. Niederhuber joined the Inova Health System in August 2010 as Executive Vice President and CEO of the Inova Translational Medicine Institute. Dr. Niederhuber is also an adjunct professor of surgery and oncology at the Johns Hopkins University School of Medicine. He currently serves on the board of directors of PierianDX, a private genomics analytics company. Prior to joining NCI, Dr. Niederhuber was Director of the University of Wisconsin Comprehensive Cancer Center and professor of surgery and oncology (member of the McArdle Laboratory) at the University of Wisconsin School of Medicine from 1997 to 2005. He chaired the Department of Surgery at Stanford University School of Medicine from 1991 to 1997 and held professorships at the Johns Hopkins University School of Medicine from 1987 to 1991 and at the University of Michigan from 1973 to 1987. Mr. Niederhuber earned a bachelor of science from Bethany College and his M.D. from The Ohio State University School of Medicine. The Board believes that Dr. Niederhuber is qualified to serve on Aptevo’s Board because he provides valuable insights to the Board through his experience in the field of oncology and in the business of healthcare.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under the NASDAQ Stock Market (“NASDAQ”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following four directors, representing a majority of the members of the Board, are independent directors within the meaning of the applicable NASDAQ listing standards: Mr. Grant, Mr. Harsanyi, Ms. Kunz and Dr. Niederhuber. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with the Company.

BOARD LEADERSHIP STRUCTURE

Our corporate governance guidelines provide the Board flexibility in determining its leadership structure. The Board has decided to keep separate the positions of chief executive officer and chairman of the Board. The Board believes this separate governance structure is optimal because it enables Mr. White to focus his entire energy on running the company while affording us the benefits of additional leadership and other contributions from Mr. El-Hibri.

Our corporate governance guidelines provide that in the event the chairman of the Board is not an independent director, a majority of the Board’s independent directors may appoint an independent director, who has been nominated by a majority of our independent directors, to serve as lead director. Because Mr. El-Hibri is not an independent director, our independent directors appointed Dr. Niederhuber as lead director in August 2016. The lead director serves as the presiding director at all executive sessions of the non-management or independent directors, facilitates communications between Mr. El-Hibri and other members of the Board, determines the need for special

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meetings of the Board and consults with Mr. El-Hibri on matters relating to corporate governance and Board performance.

ROLE OF THE BOARD IN RISK OVERSIGHT

Our Board is actively engaged in oversight of risks Aptevo faces and consideration of the appropriate responses to those risks. The Audit Committee periodically discusses risk management, including guidelines and policies to govern the process by which Aptevo’s exposure to risk is handled, with senior management. The Audit Committee also reviews and comments on a periodic risk assessment performed by management. After the Audit Committee performs its review and comment function, it reports any significant findings to the Board. The Board is responsible for oversight of Aptevo’s risk management programs and, in performing this function, will receive periodic risk assessment and mitigation initiatives for information and approval as necessary.

MEETINGS OF THE BOARD OF DIRECTORS

Our corporate governance guidelines provide that the directors are responsible for attending Board meetings and meetings of committees on which they serve. The Board of Directors met four (4) times during 2016. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which she or he served, held during the portion of 2016 for which she or he was a director or committee member.

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INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has two committees: an Audit Committee and a Compensation Committee. The following table provides membership and meeting information for 2016 for each of the Board committees:

Name	Audit	Compensation

Fuad El-Hibri
Marvin L. White
Daniel J. Abdun-Nabi
Grady Grant, III	X	X
Zsolt Harsanyi, Ph.D.*	X
Barbara Lopez Kunz	X	X
John E. Niederhuber, M.D.*		X
Total meetings in 2016	2	2

*	Committee Chairperson

Below is a description of each committee of the Board of Directors.

Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable NASDAQ rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions, including (1) appointing, approving the compensation of and assessing the independence of our independent registered public accounting firm; (2) overseeing the work of our independent registered public accounting firm; (3) reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures; (4) monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics; (5) overseeing our internal audit function; (6) assisting the board in overseeing our compliance with legal and regulatory requirements; (7) periodically discussing our risk management policies, and reviewing and commenting on a periodic risk assessment by management; (8) establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns; (9) meeting independently with our internal auditing staff, independent registered public accounting firm and management; (10) reviewing and approving or ratifying any related party transactions; and (11) preparing audit committee reports required by SEC rules.

The Audit Committee is composed of three directors: Mr. Grant, Ms. Kunz and Mr. Harsanyi. The Audit Committee met twice during 2016. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at http://media.corporate-ir.net/media_files/IROL/25/254374/Corporate%20Governance/Aptevo%20Audit%20Committee%20Charter.pdf.

The Board of Directors reviews the NASDAQ listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the NASDAQ listing standards).

The Board of Directors has also determined that Mr. Harsanyi qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Harsanyi’s level of knowledge and experience based on a number of factors, including serving as vice president of corporate finance of E.F. Hutton, serving as chief executive officer and chairman of the board of directors of Exponential Biotherapies Inc. and serving as chair of the audit committee of other public company board of directors. The Board of Directors has

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determined that this simultaneous service does not impair Mr. Harsanyi’s ability to effectively serve on the Company’s Audit Committee.

Compensation Committee

The Compensation Committee is composed of three directors: Mr. Grant, Ms. Kunz and Dr. Niederhuber. All members of the Company’s Compensation Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Compensation Committee met twice during 2016. The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at http://media.corporate-ir.net/media_files/IROL/25/254374/Corporate%20Governance/Aptevo%20Comp%20 Committee%20Charter.pdf

The Compensation Committee of the Board of Directors acts on behalf of the Board to review, recommend for adoption and oversee the Company’s compensation strategy, policies, plans and programs, including (1) annually reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers; (2) determining the compensation of our chief executive officer; (3) reviewing and approving the compensation of our other named executive officers; (4) overseeing the evaluation of our senior executives; (5) overseeing and administering our cash and equity incentive plans; and (6) preparing the compensation committee report, if required by SEC rules.

Compensation Committee Processes and Procedures

The Compensation Committee meets as often as it deems necessary in order to perform its responsibilities. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer, the General Counsel and head of Human Resources and Willis Towers Watson. The Compensation Committee meets regularly in executive session. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Compensation Committee shall review and approve, or recommend for approval by the Board, the compensation of the Company’s Chief Executive Officer and the Company’s other executive officers, including salary, bonus and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits and other forms of executive officer compensation. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. Under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties and the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Compensation Committee. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and NASDAQ, that bear upon the adviser’s independence.

During 2016, after taking into consideration the six factors prescribed by the SEC and NASDAQ, the Compensation Committee engaged Willis Towers Watson as compensation consultants. Willis Towers Watson formerly provided executive compensation advisory support for Emergent and given their historical consulting relationship with Emergent as well as experience with spin-offs and IPOs, they were uniquely qualified to support us. The Compensation Committee requested that Willis Towers Watson:

•	evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals; and

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•	assist in refining the Company’s compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

As part of its engagement, Willis Towers Watson was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. The scope of services provided included to provide recommendations for Aptevo’s 2017 peer group, review compensation philosophy and guiding principles in support of executive pay program design considerations, conduct competitive assessment for Aptevo’s top executives, review the Board compensation and provide recommendations for 2017 and review and confirm long-term incentive grant guideline recommendations for 2017.

Director Nominations

We do not have a standing nominating committee, though we intend to form a nominating and corporate governance committee in the near future. Accordingly, pursuant to Rule 5605(e)(1)(A) of the NASDAQ rules, until such committee is formed, director nominees are selected, or recommended for our board’s selection, by a majority of the independent directors. We believe that the independent directors have satisfactorily carried out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who currently participate in the consideration and recommendation of director nominees are Mr. Grant, Mr. Harsanyi, Ms. Kunz and Dr. Niederhuber. In accordance with Rule 5605(e)(1)(A) of the NASDAQ rules, all such directors are independent. As we do not have a standing nominating committee, we do not have a nominating committee charter in place, although we intend to adopt a charter if and when the committee is formed.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Our Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties and will respond if and as appropriate. The lead director, with the assistance of Aptevo’s Corporate Secretary, will be primarily responsible for monitoring communications from stockholders and other interested parties and for providing copies or summaries to the other directors as the lead director considers appropriate.

Communications will be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the lead director considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which Aptevo receives repetitive or duplicative communications.

Stockholders and other interested parties who wish to send communications on any topic to the Board, lead director or independent directors as a group should address such communications to the Board, Lead Director or Independent Directors, as applicable, c/o Corporate Secretary, Aptevo Therapeutics Inc., 2401 4th Ave., Suite 1050, Seattle, Washington 98121. The Corporate Secretary will review all such correspondence and forward to the Board, lead director or independent directors a summary and/or copies of any such correspondence that deals with the functions of the Board or its committees or that he otherwise determines requires their attention.

CODE OF ETHICS

The Company has adopted the Aptevo Therapeutics Inc. Code of Conduct and Business Ethics that applies to all officers, directors and employees. The Code of Conduct and Business Ethics is available on the Company’s website at http://media.corporate-ir.net/media_files/IROL/25/254374/Corporate%20Governance/APTEVO%20Code%20of%20Conduct%20(September%202016).pdf. If the Company makes any substantive amendments to the Code of Conduct and Business Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

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PROPOSAL 2

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF

OUR 2016 STOCK INCENTIVE PLAN

The Board of Directors is requesting that the stockholders approve our 2016 Stock Incentive Plan, as amended and restated (the “Amended Plan”). The 2016 Stock Incentive Plan was originally approved by Emergent as the sole stockholder prior to the spin-off on July 29, 2016.

The proposed amendment and restatement of the 2016 Stock Incentive Plan includes the following material changes:

•	increases the aggregate number of shares of our common stock authorized for issuance under the 2016 Stock Incentive Plan by 1,275,000;

•

provides that no award granting on or after the date of this annual meeting may vest (or, if applicable, be exercisable) until at least twelve (12) months following the date of grant, provided that up to 5% of the share reserve may be subject to awards granted after the date of the Annual Meeting that do not meet such requirements;

•	provides that no dividends or dividend equivalents can be paid prior to the vesting of the related award;

•	provides that shares used to satisfy tax withholding obligations with respect to all award types will not return to the share pool to be granted pursuant to new awards;

•

with respect to awards granted on or after the date of the Annual Meeting that vest based on the attainment of performance goals, any acceleration of vesting and/or exercisability will be calculated based on actual performance (or target if actual performance cannot be calculated) and pro-rated based on the fractional performance period; and

•	with respect to awards granted on or after the date of the Annual Meeting, vesting may be accelerated only on a change in control or upon the participant’s death or disability.

As of February 26, 2017, there were 55,253 shares available for grant under the 2016 Stock Incentive Plan. As of February 26, 2017, stock options to purchase approximately 2,515,209 shares were outstanding and awards other than stock options covering aggregate of 1,921,796 shares were outstanding. The weighted-average exercise price of all stock options outstanding as of February 26, 2017 was $2.46, and the weighted-average remaining term of such stock options was 6.852 years. As of February 26, 2017, the closing price of our common stock as reported on the NASDAQ Global Market was $1.96 per share, a total of 20,918,290 shares of our common stock were outstanding.

Why the Board of Directors Believes You Should Vote for the Amended Plan

•

Attracting and retaining talent. A talented, motivated and effective management team and workforce are essential to the Company’s continued progress. Equity compensation is an important component of total compensation at the Company. If the Amended Plan is approved, our ability to offer competitive compensation packages to attract new talent and to retain our best performers will continue.

•

Avoiding disruption in compensation programs. In connection with our spinoff from Emergent in August 2016, each Aptevo employee who was an employee as of June 30, 2016 was granted an “inspiration” restricted stock unit award with an aggregate value equal to 40% of his or her base salary. The number of shares subject to each such “inspiration” restricted stock unit award would be equal to such aggregate value, divided by the then current fair market value. When these grants were promised to employees, it was expected that our initial trading price would have been significantly higher than the actual trading price of our stock on the day of the grant. As a result of the lower trading price, the number of shares granted was significantly higher than had been expected. The total number of shares issued as an “inspiration” restricted stock unit award was 2,115,772. Prior to the effectiveness of the Amended Plan, as of February 26, 2017, an aggregate of 5,906,639 shares of common stock were subject to previously issued grants under all of our equity plans and only 233,589 of the 3,066,500 shares of common stock authorized

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under the 2016 Stock Incentive Plan remained available for future issuance. The Board estimates that by approving the Amended Plan, we will have a sufficient number of shares of common stock to cover awards under for approximately one to two years, depending primarily on our growth and share price. If the Amended Plan is not approved, it will likely create a barrier to hiring and retaining the best talent and it will be necessary to replace components of compensation previously awarded in equity with cash, or with other instruments that may not necessarily align employee interests with those of stockholders as well as equity awards would have. Additionally, replacing equity with cash will increase cash compensation expense and be a drain on cash flow that could be better utilized for other purposes.

•

The Company recognizes that equity compensation awards dilute stockholder equity and must be used judiciously. Our equity compensation practices are designed to be in line with industry norms, and we believe our historical share usage has been responsible and mindful of stockholder interests while providing sufficient flexibility to attract and retain the best talent in a time when we most needed to attract and retain talent. Since August 2016, our average burn rate (total shares used for equity compensation awards each year divided by weighted average outstanding shares for the year) was 12.7%. The Company’s dilution level or “overhang” (shares subject to equity compensation awards outstanding at fiscal year-end or available to be used for equity compensation, divided by fully diluted shares outstanding) at the end of fiscal year 2016 was 22.64%. While the “inspiration” awards resulted in higher than expected share usage, moving forward we expect to work to achieve target dilution and annual burn rate levels more in line with industry norms.

Key Plan Features Representing Corporate Governance Best Practices

The Amended Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

•

Repricing is not allowed. The Amended Plan prohibits the repricing of outstanding stock options and stock appreciation rights and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards under the Amended Plan without prior stockholder approval.

•

Restrictions on payment of dividends and dividend equivalents. The Amended Plan provides that dividends and dividend equivalents shall not be paid in respect of shares of Common Stock covered by a stock award until such shares of common stock vest.

•

No liberal share recycling. The Amended Plan does not provide for “liberal” share recycling. For example, shares withheld on net exercises of options, shares withheld to meet tax obligations and shares repurchased by the Company using stock option proceeds do not return to the plan to be granted pursuant to future awards.

•	Awards subject to forfeiture/clawback. In accepting an Award under the Amended Plan, a participant agrees to be bound by any clawback policy the Company adopts in the future.

•

No liberal change in control definition. The change in control definition in the Amended Plan is not a “liberal” definition (for example, it does not provide for a change in control upon merely the signing of a definitive change in control agreement). A change in control transaction must actually occur in order for the change in control provisions in the Amended Plan to be triggered.

•	No requirement for single trigger vesting in plan. The Amended Plan does not require that the vesting of all awards be accelerated on a change in control.

•

No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the Amended Plan must have an exercise or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

•	Administration by independent committee. The Amended Plan is administered by the members of our Compensation Committee, all of whom are “non-employee directors” within the meaning of Rule 16b-3

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under the Exchange Act and “independent” within the meaning of the NASDAQ listing standards. In addition, all of the members of our Compensation Committee, which has been delegated certain authorities with respect to awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, are “outside directors” within the meaning of Section 162(m) of the Code.

•

Material amendments require stockholder approval. Consistent with NASDAQ rules, the Amended requires stockholder approval of any material revisions to the Amended Plan. In addition, certain other amendments to the Amended Plan require stockholder approval.

•

Limit on non-employee director aggregate compensation. In any calendar year, the sum of the cash compensation paid to any non-employee director for service as a director and the value of awards under the Amended Plan made to such non-employee director (calculated based on grant date fair value for financial reporting purposes) may not exceed $1,000,000.

Performance-Based Awards and Section 162(m)

Approval of the Amended Plan by our stockholders will also constitute approval of terms and conditions set forth therein that will permit us to grant stock options, stock appreciation rights and performance-based awards under the Amended Plan that may qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. Section 162(m) of the Code disallows a deduction to any publicly held corporation and its affiliates for certain compensation paid to “covered employees” in a taxable year to the extent that compensation to a covered employee exceeds $1 million. However, some kinds of compensation, including qualified “performance-based compensation,” are not subject to this deduction limitation. For compensation awarded under a plan to qualify as “performance-based compensation” under Section 162(m) of the Code, among other things, the following terms must be disclosed to and approved by the stockholders before the compensation is paid: (i) a description of the employees eligible to receive such awards; (ii) a per-person limit on the number of shares subject to stock options, stock appreciation rights and performance-based stock awards; and (iii) a description of the business criteria upon which the performance goals for performance-based awards may be granted (or become vested or exercisable). Accordingly, we are requesting that our stockholders approve the Amended Plan, which includes terms and conditions regarding eligibility for awards, annual per-person limits on awards and the business criteria for performance-based awards granted under the Amended Plan (as described in the summary below).

We believe it is in the best interests of our company and our stockholders to preserve the ability to grant “performance-based compensation” under Section 162(m) of the Code. However, in certain circumstances, we may determine to grant compensation to covered employees that is not intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code. Moreover, even if we grant compensation that is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, we cannot guarantee that such compensation ultimately will be deductible by us.

Stockholder Approval

If this Proposal 2 is approved by our stockholders, the Amended Plan will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 2, the Amended Plan will not become effective and the 2016 Stock Incentive Plan will continue to be effective in accordance with its current terms.

Description of the Amended Plan

The material features of the Amended Plan are described below. The following description of the Amended Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended Plan. Stockholders are urged to read the actual text of the Amended Plan, hereby attached to this proxy statement as Exhibit A, in its entirety.

Purpose

The purpose of the Amended Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the

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Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders.

Types of Awards

The Amended Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights (“SARs”), awards of restricted stock, restricted stock units, other stock-based awards, and cash-based awards.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, the share reserve will not exceed 7,236,892 shares, which is the sum of (i) 1,275,000 new shares, plus (ii) the 3,066,500 shares originally reserved under the 2016 Stock Incentive Plan, any or all of which may be granted pursuant to incentive stock options plus (iii) 2,895,392 shares, which is the number of shares of common stock subject to awards to be granted under the Company’s Converted Equity Awards Incentive Plan which awards expire, terminate or are otherwise surrendered, canceled or forfeited.

For purposes of counting the number of shares available for the grant of awards under the Amended Plan under this and under the sublimits described below:

•

all shares of common stock covered by SARs will be counted against the number of shares available for the grant of awards under the Amended, except that (i) SARs that may be settled only in cash will not be so counted and (ii) if the Company grants an SAR in tandem with an option for the same number of shares of Common Stock and provides that only one such award may be exercised (a “Tandem SAR”), only the shares covered by the option, and not the shares covered by the Tandem SAR, will be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Amended Plan;

•

if any award (i) expires or is terminated, surrendered or cancelled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of common stock subject to the award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any common stock not being issued (including as a result of a SAR that was settleable either in cash or in stock actually being settled in cash), the unused common stock covered by the award will again be available for the grant of awards, except that (A) in the case of incentive stock options, the foregoing shall be subject to any limitations under the Internal Revenue Code, (B) in the case of the exercise of a SAR, the number of shares counted against the shares available under the Amended Plan will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (C) the shares covered by a Tandem SAR will not again become available for grant upon the expiration or termination of such Tandem SAR;

•

shares of common stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a participant to (i) purchase shares of common stock upon the exercise of an award or (ii) satisfy tax withholding obligations with respect to awards (including shares retained from the award creating the tax obligation) will not be added back to the number of shares available for the future grant of awards; and

•	shares of common stock repurchased by the Company on the open market using the proceeds from the exercise of an award shall not increase the number of shares available for future grant of awards.

Eligibility

All of our approximately 118 employees, 6 non-employee directors and 18 consultants as of December 31, 2016 are eligible to participate in the Amended Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Amended Plan only to employees. We have not historically generally granted awards to our consultants.

Section 162(m) Limit

Subject to adjustment pursuant to the capitalization adjustment provisions of the Amended Plan, the maximum number of shares of common stock with respect to which awards may be granted to any participant under the

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Amended Plan is 1,000,000 per calendar year. For purposes of this limit on the maximum number of shares that may be awarded to any participant, the combination of an option in tandem with a stock appreciation right will be treated as a single award. In addition, under the Amended Plan, awards can provide for cash payments of up to $2,000,000 per calendar year per individual.

Non-Employee Director Compensation Limit

Under the Amended Plan, in any calendar year, the sum of cash compensation paid to any non-employee director for service as a director and the value of awards under the Amended Plan made to such non-employee director (calculated based on the grant date fair value for financial reporting purposes) may not exceed $1,000,000.

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Administration and Certain Restrictions

The Amended Plan will be administered by the Board or a committee to which it delegates authority (either such entity, the “Plan Administrator”). The Plan Administrator will have authority to grant awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Amended Plan as it deems advisable. The Plan Administrator may construe and interpret the terms of the Amended Plan and any award agreements entered into under the Amended Plan, and may correct any defect, supply any omission or reconcile any inconsistency in the Amended Plan or any award. All actions and decisions by the Plan Administrator with respect to the Amended Plan and any awards shall be made in the Plan Administrator’s discretion and shall be final and binding on all persons having or claiming any interest in the Amended Plan or in any award.

Notwithstanding any other provision of the Amended Plan, no award granted on or after the date of this annual meeting may vest (or, if applicable, be exercisable) until at least twelve (12) months following the date of grant of the award; provided, however, that up to 5% of the share reserve may be subject to awards granted on or after the date of this annual meeting that do not meet such vesting (and, if applicable, exercisability) requirements.

Notwithstanding any other provision of the Amended Plan, dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of common stock subject to an award, as determined by the Plan Administrator and contained in the applicable award agreement; provided, however, with respect to an award granted on or after the date of this annual meeting: (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such award agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such award agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such award agreement.

Subject to any requirements of applicable law, the Plan Administrator may delegate to one or more officers of the Company the power to grant awards (subject to any limitations under the Amended Plan) to employees or officers of the Company and to exercise such other powers under the Amended Plan as the Plan Administrator may determine, provided that the Plan Administrator will fix the terms of awards to be granted by such officers, the maximum number of shares subject to awards that the officers may grant, and the time period in which such awards may be granted; and provided further, that no officer will be authorized to grant awards to any officer or executive officer.

Repricing; Cancellation and Re-Grant of Stock Awards

Unless such action is approved by the Company’s stockholders, the Company may not, outside certain limited change in control related-contexts: (1) amend any outstanding option granted under the Amended Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding option, (2) cancel any outstanding option (whether or not granted under the Amended Plan) and grant in substitution therefor new awards under the Amended Plan, (3) cancel in exchange for a cash payment any outstanding option with an exercise price per share above the then-current fair market value of the common stock (valued in the manner determined by (or in a manner approved by) the Board), or (4) take any other action under the Amended Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market.

Stock Options

Stock options may be granted under the Amended Plan pursuant to stock option agreements. The Amended Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.

The exercise price of a stock option granted under the Amended Plan may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the Amended Plan may not exceed ten (10) years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five (5) years.

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Common stock purchased upon the exercise of an option may be paid for as follows:

•	in cash or by check, payable to the order of the Company;

•

except as may otherwise be provided in the applicable option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

•

to the extent provided for in the applicable option agreement or approved by the Board, by delivery (either by actual delivery or attestation) of shares of common stock owned by the participant valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such common stock, if acquired directly from the Company, was owned by the participant for such minimum period of time, if any, as may be established by the Board and (iii) such common stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

•

to the extent provided for in the applicable nonstatutory stock option agreement or approved by the Board, by delivery of a notice of “net exercise” to the Company, as a result of which the participant would receive (i) the number of shares underlying the portion of the option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the option being exercised divided by (B) the fair market value of the common stock (valued in the manner determined by (or in a manner approved by) the Board) on the date of exercise;

•

to the extent permitted by applicable law and provided for in the applicable option agreement or approved by the Board, by payment of such other lawful consideration as the Board may determine; provided, however, that in no event may a promissory note of the participant be used to pay the option exercise price; or

•	by any combination of the above permitted forms of payment.

Stock options granted under the Amended Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Amended Plan may be subject to different vesting schedules as the Plan Administrator may determine.

No reload options may be granted under the Amended Plan, and no option may provide for the payment or accrual of dividend equivalents.

Limitations on Incentive Stock Options

Pursuant to relevant statutory rules, the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant and

•	the term of the ISO must not exceed five (5) years from the date of grant.

19.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Amended Plan pursuant to stock appreciation right agreements. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of the common stock subject to the stock appreciation right on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, or in a combination of cash and stock. No stock appreciation right may provide for the payment or accrual of dividend equivalents.

Restricted Stock Awards

Restricted stock awards may be granted under the Amended Plan pursuant to restricted stock award agreements. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Dividends will be paid to the participant only if and when the shares become free from all restrictions on transferability and forfeitability. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the Amended Plan pursuant to restricted stock unit award agreements. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, or in a combination of cash and stock. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award, provided that any additional shares credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying restricted stock unit award. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us or one of our affiliates, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Other Stock-Based and Cash-Based Awards

The Plan Administrator may grant other awards of shares of common stock, and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of common stock or other. Such awards will also be available as a form of payment in the settlement of other awards granted under the Amended Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Such awards may be paid in shares of common stock or cash, as the Board shall determine. The Company may also grant Awards denominated in cash rather than shares of common stock. Dividend equivalents may be credited in respect of shares of our common stock covered by another award, may be settled in cash and/or shares of common stock and will be subject to the same restrictions and forfeitability as the underlying award.

Performance Awards

Restricted stock, restricted stock units and other stock-based awards and cash-based awards under the Amended Plan may be made subject to the achievement of performance goals (“Performance Awards”).

Grants of Performance Awards may be made to any person who is a “covered employee” under Section 162(m)(3) of the Internal Revenue Code in order to qualify the Performance Award as “performance-based compensation” under Section 162(m) and shall be made only by a committee (or a subcommittee of a committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as “performance-based compensation” under Section 162(m).

For any award that is intended to qualify as performance-based compensation, the committee will specify that the degree of granting, vesting and/or payout will be subject to the achievement of one or more objective performance measures established by the committee, which shall be based on the relative or absolute attainment of specified

20.

levels of one or any combination of the following, which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the committee:

•

Earnings or Profitability Measures, including but not limited to: (i) revenue (gross, operating or net); (ii) revenue growth; (iii) income (gross, operating, net or adjusted); (iv) earnings before interest and taxes (“EBIT”); (v) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (vi) earnings growth, (vii) profit margins or contributions; and (viii) expense levels or ratios;

•	Return Measures, including, but not limited to: return on (i) investment; (ii) assets; (iii) equity; or (iv) capital (total or invested);

•

Cash Flow Measures, including but not limited to: (i) operating cash flow; (ii) cash flow sufficient to achieve financial ratios or a specified cash balance; (iii) free cash flow; (iv) cash flow return on capital; (v) net cash provided by operating activities; (vi) cash flow per share; and (vii) working capital or adjusted working capital;

•

Stock Price and Equity Measures, including, but not limited to: (i) return on stockholders’ equity; (ii) total stockholder return; (iii) stock price; (iv) stock price appreciation; (v) market capitalization; (vi) earnings per share (basic or diluted) (before or after taxes); and (vii) price-to-earnings ratio; and

•

Strategic Metrics, including, but not limited to: (i) acquisitions or divestitures; (ii) collaborations, licensing or joint ventures; (iii) product research and development; (iv) clinical trials; (v) regulatory filings or approvals; (vi) patent application or issuance; (vii) manufacturing or process development; (viii) sales or net sales; (ix) sales growth, (x) market share; (xi) market penetration; (xii) inventory control; (xiii) growth in assets; (xiv) key hires; (xv) business expansion; (xvi) achievement of milestones under a third-party agreement; (xvii) financing; (xviii) resolution of significant litigation; (xix) legal compliance or risk reduction; (xx) improvement of financial ratings; or (xxi) achievement of balance sheet or income statement objectives.

In each case such performance measures may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the impairment or writedown of any asset or assets, (v) charges for restructuring and rationalization programs or (vi) other extraordinary or non-recurring items, as specified by the committee when establishing the performance measures. Such performance measures: (i) may vary by participant and may be different for different awards; (ii) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the committee; and (iii) will be set by the committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code. Awards that are not intended to qualify as performance-based compensation may be based on these or such other performance measures as the committee or the Board may determine.

Notwithstanding any provision of the Amended Plan, with respect to any Performance Award that is intended to qualify as performance-based compensation, the committee may adjust downwards, but not upwards, the cash or number of shares payable pursuant to such award, and the committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the participant or a change in control of the Company. The committee will have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for performance-based compensation.

Clawbacks

In accepting an award under the Amended Plan, a participant agrees to be bound by any clawback policy the Company may adopt in the future.

Changes to Capital Structure

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of common stock other than an ordinary cash dividend, (i) the number and class of securities available

21.

under the Amended Plan, (ii) the share counting rules set forth in the Amended Plan, (iii) the number and class of securities and exercise price per share of each outstanding option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of restricted stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding restricted stock unit and each other stock-based award, shall be equitably adjusted by the Company (or substituted awards may be made, if applicable) in the manner determined by the Board.

Certain Transactions

Awards Other Than Restricted Stock: Upon a merger or other reorganization event (as defined in the Amended Plan) regardless of whether such event also constitutes a change in control event (as defined in the Amended Plan), the Plan Administrator may, on such terms as it determines (except to the extent specifically provided otherwise in an applicable award agreement or other agreement between the participant and the Company), take any one or more of the following actions pursuant to the Amended Plan, as to all or any (or any portion of) outstanding awards, other than awards of restricted stock:

•	Provide that all outstanding awards will be assumed or substantially equivalent awards will be substituted by the acquiring or successor corporation (or an affiliate thereof);

•

Upon written notice to a participant, provide that all of the participant’s unexercised and/or unvested awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice;

•	Provide that outstanding awards will become exercisable, realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon such reorganization event;

•

In the event of a reorganization event pursuant to which holders of shares of our common stock will receive a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to the participants with respect to each award held by a participant equal to (1) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (2) the excess, if any, of the cash payment for each share surrendered in the reorganization event over the exercise, grant or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award; and

•	Any combination of the foregoing.

The Plan Administrator is not obligated to treat all awards, all awards held by a participant, or all awards of the same type, identically. In the case of certain restricted stock units, no assumption or substitution is permitted, and the restricted stock units will instead be settled in accordance with the terms of the applicable restricted stock unit agreement.

Notwithstanding the provisions described above and except to the extent specifically provided to the contrary in the applicable award agreement or any other agreement between the participant and the Company, each award (other than an award of restricted stock) will become immediately vested, exercisable or free from forfeiture, as applicable, if on or prior to the first anniversary of the date of the change in control event, the participant’s service with the Company or the successor corporation is terminated without cause by the Company or the successor corporation or is terminated for good reason by the participant (as such terms are defined in the Amended Plan).

Restricted Stock: Upon the occurrence of a reorganization event (regardless of whether such event also constitutes a change in control event), the repurchase and other rights with respect to outstanding awards of restricted stock will continue for the benefit of the successor company and will, unless the Plan Administrator otherwise determines, apply to the cash, securities or other property which our common stock is converted into or exchanged for pursuant to the reorganization event. However, the Plan Administrator may provide for the termination or deemed satisfaction of such repurchase or other rights under the restricted stock award agreement or any other agreement between the participant and the Company, either initially or by amendment. Upon the occurrence of a change in control event (regardless of whether such event also constitutes a reorganization event), except to the extent specifically provided

22.

to the contrary in the applicable restricted stock award agreement or any other agreement between the participant and the Company, each award of restricted stock will become immediately vested and free from forfeiture if on or prior to the first anniversary of the date of the change in control event, the participant’s service with the Company or the successor corporation is terminated without cause by the Company or the successor corporation or is terminated for good reason by the participant.

Other Awards: The Plan Administrator will specify at the time of grant or thereafter the effect of (i) a reorganization event that is not a change in control event on any other stock-based award or cash-based award granted under the Amended Plan and (ii) a change in control event (regardless of whether such event also constitutes a reorganization event) on any other stock-based award or cash-based award granted under the Amended Plan.

Awards Subject to Performance Vesting: With respect to an award granted on or after the date of this annual meeting that vests based on the attainment of performance goals, any acceleration of vesting and/or exercisability pursuant to the Amended Plan will be calculated (i) based on actual performance or, if actual performance cannot be determined, target performance and (ii) on a pro rata basis based on the fractional performance period.

Reorganization Event: A reorganization event generally means (i) a merger or consolidation of the Company into another entity as a result of which our common stock is converted into or exchanged for the right to receive cash, securities or property or is canceled; or (ii) an exchange of shares of common stock of the Company for cash securities or other property pursuant to a share exchange or other transaction.

Change in Control Event: A change in control event generally means (i) certain acquisitions of 50% or more of our stock or the voting power thereof; (ii) certain unapproved changes in the majority of the Board; (iii) the consummation of certain mergers in which more than 50% of the ownership of the common stock changes; or (iv) the complete liquidation or dissolution of the Company.

Plan Amendments and Termination

The Board may amend, suspend or terminate the Amended Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code, no award granted to a participant that is intended to comply with Section 162(m) of the Code after the date of such amendment will become exercisable, realizable or vested, as applicable to such Award, unless and until the Company’s stockholders approve such amendment in the manner required by Section 162(m) of the Code; (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing may be made effective unless and until the Company’s stockholders approve such amendment; and (iii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if the Company’s Common Stock is not then listed on any national securities exchange), then no amendment to the Amended Plan (A) materially increasing the number of shares authorized under the Amended Plan, (B) expanding the types of awards that may be granted under the Amended Plan, or (C) materially expanding the class of participants eligible to participate in the Amended Plan will be effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Amended Plan will apply to, and be binding on the holders of, all awards outstanding under the Amended Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the Amended Plan. No award will be made that is conditioned upon stockholder approval of any amendment to the Amended Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of common stock) prior to such stockholder approval.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules

23.

change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the Amended Plan. The Amended Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The Amended Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

24.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits

Awards under the Amended Plan are made at the discretion of the Plan Administrator and thus are generally not determinable at this time. However, we granted a portion of our 2017 annual option grants contingent upon stockholder approval of the Amended Plan. If the Amended Plan is approved by stockholders, these options will be granted on June 1, 2017. If the Amended Plan is not approved, these options will not be granted.

25.

Amended Plan

Name and position	Number of shares subject to grant
Marvin L. White	75,800
Jeffrey G. Lamothe	33,700
Scott C. Stromatt, M.D.	33,700
All Current Executive Officers as a Group	210,600
Non-Executive Officer Employee Group	232,300

Plan Benefits

The following table shows, for each of the named executive officers and the various groups indicated, the number of stock options underlying shares of our common stock that have been granted (even if not currently outstanding) under the 2016 Stock Incentive Plan since its approval by the stockholders in 2016 and through February 26, 2017.

2016 Stock Incentive Plan

Name and position	Number of shares subject to grant (#)
Marvin L. White	276,275
Jeffrey G. Lamothe	33,700
Scott Stromatt, M.D.	33,700
All Current Executive Officers as a Group	486,075
All Current Non-Executive Directors as a Group	388,775
All Current Employees as a Group (including all current non-executive officers)	807,914
Nominee for Director:
Barbara Lopez Kunz	18,750
Zsolt Harsanyi, Ph.D.	18,750

Equity Compensation Plan Information

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2016.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	4,437,005	$2.46	55,253
Equity compensation plans not approved by security holders	–	–	–
Total	4,437,005	$2.46	55,253

26.

Required Vote and Board of Directors Recommendation

Approval of this Proposal 2 requires the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the annual meeting either in person or by proxy. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

27.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since its inception in 2016. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table summarizes the fees of Ernst & Young LLP, our Independent Registered Public Accounting Firm, billed to us for audit and other services for the year ended December 31, 2016. The audit fees include an estimate of amounts not yet billed.

Year Ended
December 31, 2016
(in thousands)
Audit Fees	$472,000

Audit-related Fees (specifically describe audit-related fees incurred)	-
Tax Fees (specifically describe tax fees incurred)	-
All Other Fees (specifically describe all other fees incurred)	$2,000
Total Fees	$474,000

Audit Fees. Audit fees consist of fees for the audit of our consolidated financial statements and other professional services provided in connection with statutory and regulatory filings or engagements.

Other Fees. Other fees consist of fees for the subscription to Ernst & Young’s online accounting research tool.

PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee has policies and procedures that require the pre-approval by the Audit Committee (or one of its members) of all services performed by the Company’s independent registered public accounting firm and related fee arrangements. In the early part of each year, the Audit Committee approves the proposed services, including the nature, type and scope of services contemplated, and the related fees, to be rendered by these firms during the year. In accordance with this policy, the Audit Committee or one of its members pre-approved all services to be performed by the Company’s independent registered accounting firm.

28.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

29.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2016 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Grady Grant, III Zsolt Harsanyi, Ph.D. Barbara Lopez Kunz

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

30.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 31, 2017 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock. Unless otherwise indicated, the address of the individuals and entities below is c/o Aptevo, 2401 4th Ave. Suite 1050, Seattle, Washington 98121.

	Beneficial Ownership (1)
Beneficial Owner	Number of Shares	Percent of Total

Fuad El-Hibri (Director) (2)	2,761,782	13.0%
Intervac, L.L.C (3)	2,172,125	10.2%
Sessa Capital IM LP (4)	1,920,368	9.1%
Blackrock, Inc. (5)	1,106,479	5.2%
Scott C. Stromatt (Officer)(6)	179,085	*
Jeffrey G. Lamothe (Officer) (7)	107,124	*
Marvin L. White (Officer & Director) (8)	101,976	*
Daniel J. Abdun-Nabi (Director) (9)	92,684	*
John E. Niederhuber, M.D. (Director)	11,233	*
Zsolt Harsanyi Ph. D. (Director)	7,383	*
Grady Grant, III (Director)	-	*
Barbara Lopez Kunz (Director)	-	*
All executive officers and directors as a group (11 persons) (10)	3,368,388	15.6%

*	Less than one percent.

(1)

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 21,003,766 shares outstanding on March 31, 2017, adjusted as required by rules promulgated by the SEC.

(2)

Mr. El-Hibri has a beneficial ownership interest in 2,762,781 shares of our common stock through his direct holdings in certain entities and shares held by trusts indirectly controlled by Mr. El-Hibri, which represent approximately 13% of our outstanding common stock. In accordance with the rules and regulations of the SEC, Mr. El-Hibri’s beneficial ownership is deemed to consist of the following shares of our common stock:

•	1,175,169 shares held by Intervac, L.L.C.;
•	762,077 shares held by BioVac, L.L.C.; and
•	824,536 shares held directly by Mr. El-Hibri.

(3)

Mr. El-Hibri, together with his wife, holds a 37.7% equity interest in Intervac, L.L.C., a Maryland limited liability company, which in turn beneficially owns an aggregate of 2,172,125 shares of Common Stock. Mr. El-Hibri expressly disclaims beneficial ownership of any shares of common stock owned by Intervac, LLC. The address for Intervac L.L.C. is c/o East-West Resources Corporation, 12001 Glen Road, Rockville, MD 20854.

(4)

Based on information provided in a Schedule 13G/A that was filed with the SEC on February 14, 2017 by Sessa Capital (Master), L.P. Sessa Capital (Master), L.P. is the beneficial owner of 1,920,368 shares and has sole voting power with respect to 1,920,368 shares and sole dispositive power with respect to 1,920,368 shares of Aptevo’s common stock as of December 31, 2016. The address for Sessa Capital (Master), L.P. is 1350 Avenue of the Americas, Suite 3110, New York, NY 10019.

(5)

Based on information provided in a Schedule 13G that was filed with the SEC on January 30, 2017 by BlackRock, Inc. BlackRock, Inc. is the beneficial owner of 1,160,479 shares and has sole voting power with respect to 998,423 shares and sole dispositive power with respect to 1,160,479 shares of Aptevo’s common stock as of December 31, 2016. Aggregate beneficial ownership reported by BlackRock, Inc. is on a consolidated basis and includes shares beneficially owned by the following subsidiaries of BlackRock, Inc., none of which beneficially owns 5% or greater of the outstanding shares of Emergent’s common stock: BlackRock Advisors, LLC; BlackRock Asset Management

31.

Canada Limited; BlackRock Financial Management, Inc.; BlackRock Fund Advisors; BlackRock Institutional Trust Company, N.A.; BlackRock International Limited; BlackRock Investment Management, LLC; BlackRock Japan Co Ltd. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(6)	Includes options to purchase 110,013 shares of common stock issuable under stock options exercisable on or within 60 days of March 31, 2017.

(7)	Includes options to purchase 65,840 shares of common stock issuable under stock options exercisable on or within 60 days of March 31, 2017.

(8)

Includes options to purchase 35,644 shares of common stock issuable under stock options exercisable on or within 60 days from March 31, 2017 and 53,471 shares of common stock to be issued pursuant to a restricted stock award which vests within 60 days from March 31, 2017.

(9)	Includes 2,000 shares held by Mr. Abdun-Nabi’s children, as to which Mr. Abdun-Nabi disclaims beneficial ownership.

(10)

Includes options to purchase 242,588 shares of common stock issuable under stock options exercisable on March 31, 2017, 35,643 shares of common stock issuable under stock options exercisable within 60 days from March 31, 2017 and 53,471 shares of common stock to be issued pursuant to a restricted stock award which vests within 60 days from March 31, 2017.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during 2016, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

32.

EXECUTIVE OFFICERS

Set forth below is information regarding the positions, ages and business experience of each of our executive officers as of March 31, 2017: Biographical information with regard to Mr. White is presented under “Proposal 1—Election of Directors” in this Proxy Statement.

Name	Age	Position(s)

Marvin L. White	55	Chief Executive Officer and President
Jeffrey G. Lamothe	51	Senior Vice President and Chief Financial Officer
Scott C. Stromatt, M.D.	59	Senior Vice President and Chief Medical Officer
Randy J. Maddux	56	Senior Vice President of Operations
Jane Gross, Ph.D.	60	Senior Vice President and Chief Scientific Officer

Jeffrey G. Lamothe Mr. Lamothe has served as our Senior Vice President and Chief Financial Officer since July 2016. He previously served as Emergent’s Vice President Finance, Biosciences Division. Mr. Lamothe assumed this role in February 2014 when Emergent concluded the acquisition of Cangene Corporation, where he was Chief Financial Officer. Mr. Lamothe assumed the role of Chief Financial Officer of Cangene in August 2012. Prior to that, Mr. Lamothe was the Chief Financial Officer for Smith Carter Architects and Engineers Incorporated, a position which he held from January 2010 until July 2012. He also previously served as President and Chief Executive Officer of Kitchen Craft Cabinetry after occupying the position of VP Finance and Chief Financial Officer with that organization. Mr. Lamothe’s other past experience includes serving as Chief Financial Officer for Motor Coach Industries and he has held various roles at James Richardson & Sons, Limited and Ernst & Young LLP. Mr. Lamothe earned his bachelor of commerce (honours) degree from the University of Manitoba and is a Chartered Accountant.

Scott C. Stromatt, M.D. Dr. Stromatt has served as our Chief Medical Officer and Senior Vice President, Clinical Development & Medical Affairs since July 2016. From 2008 to August 2016, he served as Chief Medical Officer, Senior Vice President at Emergent and Chief Medical Officer, Senior Vice President at Trubion Pharmaceuticals Inc., where he was responsible for the clinical development programs for the ADAPTIR molecules. From 2003 to 2008, Dr. Stromatt worked at Cell Therapeutics, Inc., where he held the positions of Executive Vice President, Clinical Development and Regulatory Affairs from 2005 to 2008, Senior Vice President, Clinical Development and Regulatory Affairs from 2004 to 2005 and Vice President, Clinical Development from 2003 to 2004. In 2002, Dr. Stromatt worked at Northwest Biotherapeutics, Inc. as Vice President Clinical Research, Chief Medical Officer. From 2000-2002, Dr. Stromatt worked as a biotechnology analyst for Wall Street investment firm C.E. Unterberg. Dr. Stromatt earned a bachelor degree and MBA from the University of Colorado and medical degree from the University of Chicago.

Randy J. Maddux Mr. Maddux has served as our Senior Vice President of Operations since July 2016. Mr. Maddux leads the Quality, Process and Analytical Development, Engineering and Facilities, and Supply Chain functions Aptevo. Prior to joining Aptevo, he spent 4 years as a VP and Site Director at GSK, where he led the largest biopharmaceutical development and manufacturing site within the GSK manufacturing network. Prior to GSK, Mr. Maddux spent 9 years at Human Genomes Sciences as VP Quality and Operations and 8 years with Biogen in positions of increasing responsibility within the Quality organization. Mr. Maddux serves on the Life Sciences Foundation Board at Montgomery College. Mr. Maddux earned a bachelors in Chemistry from East Carolina University and an MBA from Duke University, Fuqua School of Business.

Jane Gross, Ph.D. Dr. Gross has served as our Senior Vice President and Chief Scientific Officer since September 2016. Dr. Gross served as VP of Research and Non-Clinical Development at Aptevo from July 2016 to September 2016. Dr. Gross leads research and non-clinical development focusing on the development of novel protein therapeutics based on the ADAPTIR™ platform, a position she has held for the last five years at Emergent. She leads research efforts in molecular biology and protein engineering, immunology, protein and cell sciences, and translational research for clinical development. Dr. Gross has a Ph.D. in Immunology and over twenty-five years of experience in the discovery and development of novel protein therapeutics in autoimmune, infectious disease and oncology indications. Prior to joining Emergent, Dr. Gross served as VP of Immunology Research at ZymoGenetics

33.

Inc., where she led efforts in discovery and development of therapeutics from novel genes for treatment of AIID and cancer. Dr. Gross holds Ph.D. in Immunology.

34.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table shows for 2016 compensation awarded to or paid to, or earned by, the Company’s Named Executive Officer and its two other most highly compensation executive officers as of December 31, 2016 (the “name executive officer”). Compensation amounts reported for 2016 represent partial year amounts earned by the executive officers in fiscal 2016, commencing with the spin-off date of August 1, 2016 (“Spin-Off Date”) or first date of employment.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Option Awards(3)	Stock Awards(4)	All Other Compensation(5)	Total
Marvin L. White	2016	$222,322	$238,881	$385,761	$–	$123,125	$970,089
Chief Executive Officer and President
Jeffrey G. Lamothe	2016	$157,738	$153,473	$–	$148,999	$101,815	$562,025
Senior Vice President and Chief Financial Officer
Scott C. Stromatt, M.D.	2016	$185,999	$144,900	$–	$390,682	$2,236	$723,818
Senior Vice President and Chief Medical Officer

(1)	Includes amounts deferred at the direction of the participant to Aptevo’s 401(k) plan.
(2)	Represents cash bonuses paid in February 2017 for performance in 2016.
(3)

The amounts in the “Option Awards” column reflect grant date fair value of stock option awards in the fiscal years indicated, calculated in accordance with SEC rules. For a discussion of the valuation assumptions, see Note 12 to the combined financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

(4)

The amounts in the “Stock Awards” column reflect the grant date fair value of restricted stock unit awards granted in the fiscal years indicated, calculated in accordance with SEC rules. For a discussion of the valuation assumptions, see Note 12 to the combined financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

(5)	Represents relocation expenses of $120,000 for Mr. White and $100,000 for Mr. Lamothe, as well as 401(k) matching contributions.

Employment, Severance and Change in Control Agreements

The Company does not have any employment contracts with its named executive officers; however, the Company does have a Senior Management Severance Plan (“Severance Plan”) effective as of July 29, 2016 through December 31, 2021, renewing thereafter for one year increments unless terminated ninety (90) days prior to the expiration of the then current term. A participant in this Severance Plan is an employee of the Company with the title Chief Executive Officer, Executive Vice President, Senior Vice President or Vice President, who has been employed by the Company for at least six (6) months, has been designated to participant and executed the plan acknowledgement form. In the event a participant in the Severance Plan is terminated by the Company without cause, the participant shall become entitled to the following:

•	unpaid base salary
•	unused paid time off through date of termination
•	reimbursement for any unreimbursed expense incurred by participant prior to date of termination
•	employee and fringe benefits and perquisites to which such participant may be entitled to as of the date of termination

35.

•

an amount equal to the percentage of such participant’s compensation set forth in the table below opposite such participant’s title, to be paid, in equal installments over the period set forth in the table below opposite such participant’s title:

Title	Percentage of Compensation	Period (months)

Chief Executive Officer	150%	18

Executive Vice President	125%	15

Senior Vice President	75%	9

Vice President	50%	6

•	any bonus earned but unpaid as of the date of termination for any previously completed year, to be paid in a lump sum
•	pro rata target annual bonus in respect of the year of termination, to be paid in a single lump-sum
•	continued eligibility for such participant and his/her eligible dependents to receive employee benefits.

If during the term of the Severance Plan, the participant’s employment is terminated with cause, then participant shall not be entitled to receive any compensation, benefits or rights and any stock options or other equity participation benefits vested on or prior to the date of such termination, shall immediately terminate.

A participant may also be provided a cash lump sum payment within thirty (30) days of termination of employment to the sum of: any unpaid base salary, accrued time off through date of termination and reimbursement of unreimbursed expenses, an bonus earned but unpaid, pro rata target annual bonus, employee benefits as of the date of termination, any unvested company stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-unit awards held by such participant that are outstanding on the date of the termination of employment shall become fully vested as of such date and the period during which any Equity Award held by such participant that is outstanding on such date may be exercised shall be extended to a date that is the later of the fifteenth day of the third month following the date, or December 31 of the calendar year in which such Equity Award would otherwise have expired if the exercise period had not been extended but not beyond the final date such Equity Award could be exercised if the participant employment had not terminated, in each case based on the terms of such Equity Award at the original grant date, and an amount equal to the percentage of such participant’s compensation set forth in the table below opposite such participant’s title:

The participant and his/her eligible dependents shall continue to be eligible for benefits in accordance with the following chart:

Title	Percentage of Compensation	Period (months)

Chief Executive Officer	250%	30

Executive Vice President	200%	24

Senior Vice President	125%	12

Vice President	65%	6

Base Salaries and Target Bonuses

The Compensation Committee (“Committee”) approved annual base salaries and target bonus percentages for 2016. The 2016 bonuses were determined by a review of the achievement of Company and individual performance goals and other factors deemed relevant by the Committee. The following table sets forth the base salary and target performance bonus percentages for 2016:

36.

Name and Title	2016 Base Salary	2016 Target Performance Percentage
Marvin L. White Chief Executive Officer and President	$ 543,387.80	50%

Jeffrey G. Lamothe Senior Vice President and Chief Financial Officer	$ 387,407.00	40%

Scott C. Stromatt, M.D. Senior Vice President and Chief Medical Officer	$ 402,500.80	40%

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2016

The following table sets forth information regarding unexercised Emergent stock options and unvested restricted stock unit awards outstanding as of December 31, 2016 for each of our named executive officers.

	2016 Outstanding Equity Awards at Fiscal Year-End

		Options Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Marvin L. White	—	35,643	(1)	$1.80	5/22/2021	—		$—
	—	200,475	(2)	$2.94	8/3/2026	—		$—
	—	—		$—	—	17,828	(6)	$43,500	(13)
	—	—		$—	—	71,287	(7)	$173,940	(13)
Jeffrey G. Lamothe	—	37,736	(3)	$2.47	3/10/2021	—		$—
	—	26,996	(4)	$2.55	3/9/2022	—		$—
	—	43,800	(5)	$2.97	2/28/2026	—		$—
	—	—		$—	—	18,863	(8)	$46,026	(13)
	—	—		$—	—	13,493	(9)	$32,923	(13)
	—	—		$—	—	21,958	(10)	$53,578	(13)
	—	—		$—	—	50,680	(11)	$123,659	(13)

Scott C. Stromatt, M.D.	—	49,682	(3)	$2.47	3/10/2021	—		$—
	—	55,586	(4)	$2.55	3/9/2022	—		$—
	—	97,612	(5)	$2.97	2/28/2026	—		$—
	—	—		$—	—	24,836	(8)	$60,600	(13)
	—	—		$—	—	27,794	(9)	$67,817	(13)
	—	—		$—	—	48,807	(10)	$119,089	(13)
	—	—		$—	—	78,123	(12)	$190,620	(13)
	—	—		$—	—	54,762	(11)	$133,619	(13)

37.

(1) The unexercisable portion of this stock option award will vest on May 22, 2017. This award was originally part of a grant from Emergent dated May 22, 2014 of which two-thirds were vested at the time of conversion to Aptevo’s equity pool.

(2) The award was granted on August 3, 2016 at the time of spin-off from Emergent. This award vests over three years with one-third on August 3, 2017, one-third on August 3, 2018, and the final one-third on August 3, 2019.

(3) The unexercisable portion of this stock option award vested on March 10, 2017. This award was originally part of a grant from Emergent dated March 11, 2014 of which two-thirds were vested at the time of conversion to Aptevo’s equity pool.

(4) One half of the unexercisable portion of this stock option award vested on March 10, 2017, and the second half will vest on March 10, 2018. The award was originally part of a grant from Emergent dated March 11, 2015 of which one-third was vested at the time of conversion to Aptevo’s equity pool.

(5) This award vests over three years, one-third of which vested on March 1, 2017, one-third will vest on March 1, 2018, and the final one-third will vest on March 1, 2019.

(6) The unvested portion of this restricted stock unit award will vest on May 22, 2017.

(7) The unvested portions of this restricted stock unit award will vest one half on May 21, 2017 and one half on May 21, 2018.

(8) The unvested portion of this restricted stock unit award vested on March 10, 2017.

(9) Approximately one half of this restricted stock unit award vested on March 9, 2017 and the remaining unvested portion will vest on March 9, 2018.

(10) Approximately one-third of this restricted stock unit award vested on March 1, 2017 and the remaining unvested portion will vest one-third on March 1, 2018 and one-third on March 1, 2019.

(11) Approximately one half of this restricted stock unit award vested on February 3, 2017 and the remaining unvested portion will vest on February 3, 2018.

(12) The unvested portion of this restricted stock unit award will vest on August 1, 2017.

(13) Represents the closing price of Aptevo’s common stock on December 31, 2016 multiplied by the number of shares underlying the unvested proration of the restricted stock unit award as of December 31, 2016.

DIRECTOR COMPENSATION

The following table shows for 2016 certain information with respect to the compensation of all non-employee directors of the Company from the Spin-Off Date through December 31, 2016:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)(2)	Total ($)
Fuad El-Hibri	$16,778	$ 36,079	$ 52,857
Daniel J. Abdun-Nabi	$16,778	$ 36,079	$ 52,857
Grady Grant, III	$24,118	$ 36,079	$ 60,197
Zsolt Harsanyi, PhD.	$25,167	$ 36,079	$ 61,246
Barbara Lopez Kunz	$24,118	$ 36,079	$ 60,197
John E. Niederhuber, M.D.	$23,069	$ 36,079	$ 59,148

(1)

Represents the aggregate grant date fair value of stock awards made during 2016 computed in accordance with the Stock Compensation Topic of the FASB ASC, based on the market price of our common stock on the date of grant, as required by SEC rules and regulations, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For a description of the assumptions used to determine these amounts, see Note 12 to the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

(2)

Each Director was awarded options representing 18,750 shares of our common stock on August 3, 2016. The table below lists the aggregate number of shares subject to outstanding option awards held by each of our non-employee directors.

38.

Name	Number of Shares Subject to Outstanding Options as of December 31, 2016
Fuad El-Hibri	18,750
Daniel J. Abdun-Nabi	18,750
Grady Grant, III	18,750
Zsolt Harsanyi, PhD.	18,750
Barbara Lopez Kunz	18,750
John E. Niederhuber, M.D.	18,750

Under the Aptevo Directors Compensation Program, Aptevo’s non-employee directors receive the compensation set forth in the table below. We also reimburse Aptevo’s non-employee directors for out-of-pocket expenses incurred in connection with attending our board and committee meetings.

Element	Program
Annual Cash Retainer	$40,000
Committee Chair Retainer	$20,000 – Audit
$15,000 – Compensation
Committee Member Retainer	$10,000 – Audit
$7,500 – Compensation
Annual Equity Grant	12,500 options
Initial Equity Grant (including annual)	18,750 options

39.

TRANSACTIONS WITH RELATED PERSONS

Related Transaction Policy

In 2016, we adopted a written Related Person Transaction Policy (“Policy”) that sets forth our policies and procedures for the review and approval or ratification of related person transactions. For purposes of our policy only, a “Related Person Transaction” is a transaction, arrangement or relationship in which we and any “related persons” are participants involving an amount that exceeds $120,000. A related person is an executive officer, director, or more than 5% stockholder of any class of our voting securities, including any of their immediate family member.

Any Related Person Transaction proposed to be entered into by the Company must be reported to the Company’s General Counsel and shall be reviewed and approved by the Audit Committee of the Board (the “Committee”) in accordance with the terms of this Policy. If the General Counsel determines that advance approval of a Related Person Transaction is not practicable under the circumstances, the Committee shall review and, in its discretion, may ratify the Related Person Transaction at the next meeting of the Committee, or at the next meeting following the date that the Related Person Transaction comes to the attention of the General Counsel. Any Related Person Transaction previously approved by the Committee or otherwise already existing that is ongoing in nature shall be reviewed by the Committee annually.

A Related Person Transaction reviewed under this Policy will be considered approved or ratified if it is authorized by the Committee in accordance with the standards set forth in this Policy after full disclosure of the Related Person’s interests in the transaction. As appropriate for the circumstances, the Committee shall review and consider: (a) the Related Person’s interest in the Related Person Transaction; (b) the approximate dollar value of the amount involved in the Related Person Transaction; (c) the approximate dollar value of the amount of the Related Person’s interest in the transaction without regard to the amount of any profit or loss; (d) whether the transaction was undertaken in the ordinary course of business of the Company; (e) whether the transaction with the Related Person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party; (f) the purpose of, and the potential benefits to the Company of, the transaction; and (g) any other information regarding the Related Person Transaction or the Related Person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Committee will review all relevant information available to it about the Related Person Transaction. The Committee may approve or ratify the Related Person Transaction only if the Committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, the best interests of the Company. The Committee may, in its sole discretion, impose such conditions as it deems appropriate on the Company or the Related Person in connection with approval of the Related Person Transaction.

Indemnity Agreements

The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws.

40.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Aptevo stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Aptevo. Direct your written request to Aptevo Therapeutics Inc. Shawnte Mitchell, Secretary, Vice President and General Counsel, 2401 4th Ave. Suite 1050, Seattle, Washington 98121 or contact Shawnte Mitchell at (206) 838-0500. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

41.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Shawnte Mitchell

Secretary, Vice President and General Counsel

April 14, 2017

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2016 is available without charge upon written request to: Corporate Secretary, Aptevo Therapeutics Inc., 2401 4th Ave. Suite 1050, Seattle, Washington 98121.

42.

EXHIBIT A

AMENDED AND RESTATED 2016 STOCK INCENTIVE PLAN

43.

APTEVO THERAPEUTICS INC.

2016 STOCK INCENTIVE PLAN

1.	Purpose

The purpose of this 2016 Stock Incentive Plan (the “Plan”) of Aptevo Therapeutics Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” The Plan provides for the following types of awards, each of which is referred to as an “Award”: Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), RSUs (as defined in Section 7), Other Stock-Based Awards (as defined in Section 8) and Cash-Based Awards (as defined in Section 8). Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

3.	Administration and Delegation

(a)         Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award. All actions and decisions by the Board with respect to the Plan and any Awards shall be made in the Board’s discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b)        Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c)        Delegation to Officers. Subject to any requirements of applicable law (including as applicable Sections 152 and 157(c) of the General Corporation Law of the State of Delaware), the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to employees or officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted; and provided further, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).

(d)        Awards to Non-Employee Directors. Awards to non-employee directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by Section 5605(a)(2) of the NASDAQ Marketplace Rules.

(e)        Minimum Vesting Requirements. Notwithstanding any other provision of the Plan, no Award granted on or after May 31, 2017 may vest (or, if applicable, be exercisable) until at least twelve (12) months following the date of grant of the Award; provided, however, that up to 5% of the share reserve set forth in Section 4(a)(1) below may be subject to Awards granted on or after May 31, 2017 that do not meet such vesting (and, if applicable, exercisability) requirements.

(f)        Dividends and Dividend Equivalents. Notwithstanding any other provision of the Plan, dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to an Award other than Options or Stock Appreciation Rights, as determined by the Board and contained in the applicable Award agreement; provided, however, with respect to an Award granted on or after May 31, 2017 (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award agreement.

4.	Stock Available for Awards

(a)        Authorized Number of Shares. Subject to adjustment under Section 10, Awards may be made under the Plan for up to such number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) as is equal to the sum of:

(1)        4,341,500 shares of Common Stock (any or all of which Awards may be in the form of Incentive Stock Options (as defined in Section 5(b)); plus

(2)        such additional number of shares of Common Stock as is equal to the number of shares of Common Stock subject to Awards to be granted under the Company’s Converted Equity Awards Incentive Plan which awards expire, terminate or are otherwise surrendered, canceled or forfeited (subject, however, in the case of Incentive Stock Options to any limitations of the Code).

(b)        Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a) and under the sublimits contained in Section 4(c):

(1)        all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan and against the sublimits referenced in the first clause of this Section 4(b); provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;

(2)        if any Award (i) expires or is terminated, surrendered or cancelled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (A) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (B) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan and against the sublimits referenced in the first clause of this Section 4(b) shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (C) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR;

(3)        shares of Common Stock delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards

(including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and

(4)        shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

(c)        Sublimits. Subject to adjustment under Section 10, the following sublimits on the number of shares subject to Awards shall apply:

(1)        Section 162(m) Per-Participant Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 1,000,000 shares per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR shall be treated as a single Award. The per-Participant limit described in this Section 4(c)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

(2)        Limit on Awards to Non-Employee Directors. In any calendar year, the sum of the cash compensation paid to any non-employee director for service as a director and the value of Awards under the Plan made to such non-employee director (calculated based on grant date fair value for financial reporting purposes) shall not exceed $1,000,000.

(d)        Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a) or any sublimits contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

5.	Stock Options

(a)        General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as the Board considers necessary or advisable.

(b)        Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Aptevo Therapeutics Inc., any of Aptevo Therapeutics Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

(c)        Exercise Price. The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined. The exercise price shall be specified in the applicable Option agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. “Grant Date Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:

(1)        if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or

(2)        if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices as reported by an authorized OTCBB market data vendor as listed on the OTCBB website (otcbb.com) on the date of grant; or

(3)        if the Common Stock is not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A, except as the Board may expressly determine otherwise.

For any date that is not a trading day, the Grant Date Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A.

The Board has sole discretion to determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the participants’ agreement that the Administrator’s determination is conclusive and binding even though others might make a different determination.

(d)        Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e)        Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f)        Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1)        in cash or by check, payable to the order of the Company;

(2)        except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3)        to the extent provided for in the applicable Option agreement or approved by the Board, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4)        to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board) on the date of exercise;

(5)        to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, by payment of such other lawful consideration as the Board may determine; provided, however, that in no event may a promissory note of the Participant be used to pay the Option exercise price; or

(6)        by any combination of the above permitted forms of payment.

(g)        Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(d)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board), or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market (“NASDAQ”).

(h)        No Reload Options. No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.

(i)        No Dividend Equivalents. No Option shall provide for the payment or accrual of dividend equivalents.

6.	Stock Appreciation Rights

(a)        General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (valued in the manner determined by (or in a manner approved by) the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

(b)        Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value of the Common Stock on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.

(c)        Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d)        Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

(e)        Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(d)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board), or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the NASDAQ.

(f)        No Reload SARs. No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.

(g)        No Dividend Equivalents. No SAR shall provide for the payment or accrual of dividend equivalents.

7.	Restricted Stock; RSUs

(a)        General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“RSUs”).

(b)        Terms and Conditions for Restricted Stock and RSUs. The Board shall determine the terms and conditions of Restricted Stock and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c)        Additional Provisions Relating to Restricted Stock.

(1)        Dividends. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Unvested Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock. No interest will be paid on Unvested Dividends.

(2)        Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

(d)        Additional Provisions Relating to RSUs.

(1)        Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each RSU, the Participant shall be entitled to receive from the Company the number of shares of Common Stock specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Board) an amount of cash equal to the fair market value (valued in the manner determined by (or in a manner approved by) the Board) of such number of shares or a combination thereof. The Board may provide that settlement of RSUs shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A of the Code or any successor provision thereto, and the regulations thereunder (“Section 409A”).

(2)        Voting Rights. A Participant shall have no voting rights with respect to any RSUs.

(3)        Dividend Equivalents. The Award agreement for RSUs may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be credited to an account for the Participant, may be settled in cash and/or shares of Common Stock and shall be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid, in each case to the extent provided in the Award agreement. No interest will be paid on Dividend Equivalents.

8.	Other Stock-Based and Cash-Based Awards

(a)        General. The Board may grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. The Company may also grant Awards denominated in cash rather than shares of Common Stock (“Cash-Based Awards”).

(b)        Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award or Cash-Based Award, including any purchase price applicable thereto.

(c)        Dividend Equivalents. The Award agreement for an Other Stock-Based Award may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents shall be credited to an account for the Participant, may be settled in cash and/or shares of Common Stock and shall be subject to the same restrictions on transfer and forfeitability as the Other Stock-Based Award with respect to which paid, in each case to the extent provided in the Award agreement. No interest will be paid on Dividend Equivalents.

9.	Performance Awards

(a)        Grants. Restricted Stock, RSUs and Other Stock-Based Awards and Cash-Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9 (“Performance Awards”). Performance Awards can also provide for cash payments of up to $2,000,000 per calendar year per individual.

(b)        Committee. Grants of Performance Awards to any Covered Employee (as defined below) intended to qualify as “performance-based compensation” under Section 162(m) (“Performance-Based Compensation”) shall be made only by a Committee (or a subcommittee of a Committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as “performance-based compensation” under Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be treated as referring to such Committee (or subcommittee). “Covered Employee” shall mean any person who is, or whom the Committee, in its discretion, determines may be, a “covered employee” under Section 162(m)(3) of the Code.

(c)        Performance Measures. For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following, which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Committee:

(1)        Earnings or Profitability Measures, including but not limited to: (i) revenue (gross, operating or net); (ii) revenue growth; (iii) income (gross, operating, net or adjusted); (iv) earnings before interest and taxes (“EBIT”); (v) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (vi) earnings growth, (vii) profit margins or contributions; and (viii) expense levels or ratios;

(2)        Return Measures, including, but not limited to: return on (i) investment; (ii) assets; (iii) equity; or (iv) capital (total or invested);

(3)        Cash Flow Measures, including but not limited to: (i) operating cash flow; (ii) cash flow sufficient to achieve financial ratios or a specified cash balance; (iii) free cash flow; (iv) cash flow return on capital; (v) net cash provided by operating activities; (vi) cash flow per share; and (vii) working capital or adjusted working capital;

(4)        Stock Price and Equity Measures, including, but not limited to: (i) return on stockholders’ equity; (ii) total stockholder return; (iii) stock price; (iv) stock price appreciation; (v) market capitalization; (vi) earnings per share (basic or diluted) (before or after taxes); and (vii) price-to-earnings ratio;

(5)        Strategic Metrics, including, but not limited to: (i) acquisitions or divestitures; (ii) collaborations, licensing or joint ventures; (iii) product research and development; (iv) clinical trials; (v) regulatory filings or approvals; (vi) patent application or issuance; (vii) manufacturing or process development; (viii) sales or net sales; (ix) sales growth, (x) market share; (xi) market penetration; (xii) inventory control; (xiii) growth in assets; (xiv) key hires; (xv) business expansion; (xvi) achievement of milestones under a third-party agreement; (xvii) financing; (xviii) resolution of significant litigation; (xix) legal compliance or risk reduction; (xx) improvement of financial ratings; or (xxi) achievement of balance sheet or income statement objectives;

(6)        In each case such performance measures may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the impairment or writedown of any asset or assets, (v) charges for restructuring and rationalization programs or (vi) other extraordinary or non-recurring items, as specified by the Committee when establishing the performance measures. Such performance measures: (i) may vary by Participant and may be different for different Awards; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

(d)        Adjustments. Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the cash or number of shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant or a change in control of the Company.

(e)        Other. The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

10.	Adjustments for Changes in Common Stock and Certain Other Events

(a)        Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan set forth in Section 4(a), (ii) the share counting rules and sublimits set forth in Sections 4(b) and 4(c), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU and each Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b)	Reorganization and Change in Control Events.

(1)	Definitions.

(i) A “Reorganization Event” shall mean:

(A)	any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or is canceled; or

(B)	any exchange of shares of Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction.

(ii) A “Change in Control Event” shall mean:

(A)

the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d 3 promulgated under the Exchange Act) 50% or more of either (x) the aggregate number of shares of Common Stock then-outstanding (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (A), the following acquisitions shall not constitute a Change in Control Event: (I) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (II) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (III) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (C) of this definition;

(B)	such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(C)

the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business

Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(D)	the complete liquidation or dissolution of the Company.

(iii)	“Cause” shall, unless otherwise specified in the applicable Award agreement or another agreement between the Participant and the Company, mean any (A) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company, (B) willful misconduct by the Participant which affects the business reputation of the Company, (C) material breach by the Participant of any employment, consulting, confidentiality, non-competition or non-solicitation agreement with the Company, (D) conviction or plea of nolo contendere (no contest) by the Participant to a felony, or (E) commission by the Participant of any act involving fraud, theft or dishonesty with respect to the Company’s business or affairs. The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for Cause was warranted.

(iv)

“Good Reason” shall, unless otherwise specified in the applicable Award agreement or another agreement between the Participant and the Company, mean any significant diminution in the Participant’s authority, or responsibilities from and after such

Reorganization Event or Change in Control Event, as the case may be, or any material reduction in the annual cash compensation payable to the Participant from and after such Reorganization Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from its location immediately prior to such Reorganization Event or Change in Control Event.

(2)	Effect on Awards other than Restricted Stock.

(i)	Reorganization Event. Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (A) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (B) upon written notice to a Participant, provide that all of the Participant’s unexercised and/or unvested Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (C) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (D) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (X) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (Y) the excess, if any, of (I) the Acquisition Price over (II) the exercise, grant or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, and (E) any combination of the foregoing. In taking any of the actions permitted under this Section 10(b)(2)(i), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(ii)	Notwithstanding the terms of Section 10(b)(2)(i)(A), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (A) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 10(b)(2)(i)(A) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (B) the Board may only undertake the actions set forth in clauses (C), (D) or (E) of Section 10(b)(2)(i) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (A) of Section 10(b)(2)(i), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

(iii)

For purposes of Section 10(b)(2)(i)(A), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(iv)	Change in Control Event. Notwithstanding the provisions of Section 10(b)(2)(i), except to the extent specifically provided to the contrary in the instrument evidencing the Award or any other agreement between the Participant and the Company, each Award (other than Restricted Stock) shall become immediately vested, exercisable, or free from forfeiture, as applicable, if on or prior to the first anniversary of the date of the consummation of a Change in Control Event, the Participant’s service with the Company or a successor corporation is terminated without Cause by the Company or the successor corporation or is terminated for Good Reason by the Participant.

(3)	Effect on Restricted Stock.

(i)	Reorganization Event. Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment.

(ii)	Change in Control Event. Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), except to the extent specifically provided to the contrary in the instrument evidencing the Award or any other agreement between the Participant and the Company, each Award of Restricted Stock shall become immediately vested and free from forfeiture if on or prior to the first anniversary of the date of the consummation of a Change in Control Event, the Participant’s service with the Company or a successor corporation is terminated without Cause by the Company or the successor corporation or is terminated for Good Reason by the Participant.

(4)	Effect on Other Awards.

(i)	Reorganization Event that is not a Change in Control Event. The Board shall specify at the time of grant or thereafter the effect of a Reorganization Event that is not a Change in Control Event on any Other Stock-Based Award or Cash-Based Award granted under the Plan.

(ii)	Change in Control Event. The Board shall specify at the time of grant or thereafter the effect of a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event) on any Other Stock-Based Award or Cash-Based Award granted under the Plan.

(5)        Treatment of Performance-Based Awards. Notwithstanding any other provision of this Plan, with respect to an Award granted on or after May 31, 2017 that vests based on the attainment of performance goals, any acceleration of vesting and/or exercisability pursuant to this Section 10 shall be calculated (i) based on actual performance or, if such actual performance cannot be determined, target performance; and (ii) on a pro rata basis based on the fractional performance period.

11.	General Provisions Applicable to Awards

(a)        Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company.

(b)        Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c)        Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award.

(d)        Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (determined by (or in a manner approved by) the Company; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (determined by (or in a manner approved by) the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined by (or in a manner approved by) the Company)) as the Company shall determine in its sole discretion to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(e)        Amendment of Award. Except as otherwise provided in Sections 5(g) and 6(e), the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 10.

(f)        Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(g)        Limits on Acceleration of Vesting. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free from some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be (become “Accelerated”); provided, however, that, notwithstanding any other provision of the Plan, an Award granted on or after May 31, 2017 may be Accelerated only (i) upon a Participant’s death or disability or (ii) as set forth in Section 10 hereof.

12.	Miscellaneous

(a)        No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)        No Rights As Stockholder; Clawback. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued with respect to an Award until becoming the record holder of such shares. In accepting an Award under the Plan, a Participant shall agree to be bound by any clawback policy the Company may adopt in future.

(c)        Effective Date and Term of Plan. The Plan shall become effective on the date the Plan is approved by the Company’s stockholders (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d)        Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until the Company’s stockholders approve such amendment in the manner required by Section 162(m); (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing may be made effective unless and until the Company’s stockholders approve such amendment; and (iii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if the Company’s Common Stock is not then listed on any national securities exchange), then no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Sections 4(d) or 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the

Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.

(e)        Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f)        Compliance with Section 409A of the Code. Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A) (the “New Payment Date”), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A but do not to satisfy the conditions of that section.

(g)        Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(h)        Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

AptevoTM
Therapeutics
APTEVO THERAPEUTICS INC.
C/O BROADRIDGE
P.O. BOX 1342 BRENTWOOD, NY 11717
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The Board of Directors recommends you vote FOR the following:
1. To elect the Board’s nominees to the Board of Directors to hold office for a term expiring at our 2020 annual meeting of stockholders.
Nominees
01 Zsolt Harsanyi, Ph. D 02 Barbara Lopez Kunz
For All Withhold All For All Except
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
2. To approve the amendment and restatement of the Company’s 2016 Stock Incentive Plan to, among other things increase the aggregate number of shares of common stock authorized for issuance by 1,275,000 shares.
3. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the company of the fiscal year ending December 31, 2017.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
For Against Abstain
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date
0000331983_1 R1.0.1.15

AptevoTM
Therapeutics
ANNUAL MEETING OF STOCKHOLDERS OF
APTEVO THERAPEUTICS INC.
MAY 31, 2017
Dear Stockholder:
Please take note of the Important Information accompanying this proxy card. These are matters related to the operation of Aptevo Therapeutics Inc. that require your prompt attention. Your vote counts and you are strongly encouraged to exercise your right to vote your shares.
Please vote these shares using one of the methods described on the reverse side of this proxy card. Thank you in advance for your attempt consideration of these matters.
Sincerely,
Board of Directors of Aptevo Therapeutics Inc.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of the Meeting, Annual Report on Form 10-K and Proxy Statement are available at www.proxyvote.com
APTEVO THERAPEUTICS INC.
Annual Meeting of Stockholders
May 31, 2017 9:00 AM PDT
This proxy is solicited by the Board of Directors
The undersigned, revoking all prior proxies, hereby appoints Fuad El-Hibri and Marvin L. White as proxies, each with full power of substitution, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all shares of common stock of Aptevo Therapeutics Inc. (the “Company”) held of record by the undersigned as of March 31, 2017 at the Annual Meeting of Stockholders to be held on May 31, 2017 at 9:00 a.m., Pacific time at the World Trade Center Seattle, 2200 Alaskan Way, Seattle, WA 98121 and at any adjournment or postponement thereof, and, in their discretion, on any matters properly presented for a vote at the Annual Meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES AND “FOR” PROPOSALS 2 AND 3. IN THEIR DISCRETION, THIS PROXIES OF THE UNDERSIGNED ARE AUTHORIZED TO VOTE UPON ANY AND ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.
Continued and to be signed on reverse side
0000331983_2 R1.0.1.15